UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2015

BE AT TV, INC.
 (Exact name of registrant as specified in its charter)
Nevada	333-186869	45-5355653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20805 North 19th Avenue, #2 Phoenix, Arizona		85027
(Address of principal executive offices)		(Zip Code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                          CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
Effective August 3, 2015, our board of directors approved a change of our independent registered public accounting firm from De Joya Griffith, LLC to RBSM LLP.
The report of De Joya Griffith, LLC dated June 24, 2015 with respect to our two most recent fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that De Joya Griffith, LLC's report contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.
In connection with the audit of our financial statements for the two most recent fiscal years ended December 31, 2014 and 2013 and in the subsequent interim periods through the date of the change of our independent registered public accounting firm on August 3, 2015, there were no disagreements, resolved or not, with De Joya Griffith, LLC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of De Joya Griffith, LLC would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.
During our two most recent fiscal years ended December 31, 2014 and 2013, and in the subsequent interim period through the date of the change of our independent registered public accounting firm on August 3, 2015, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.
We provided De Joya Griffith, LLC with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from De Joya Griffith, LLC dated August 3, 2015 is filed as Exhibit 16.1 to this current report on Form 8-K.
During our two most recent fiscal years ended December 31, 2014 and 2013, and the subsequent interim periods preceding the date of appointment of RBSM LLP on August3, 2015, we have not, nor has any person on our behalf, consulted with RBSM LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and provided to our company either a written report or oral advice that RBSM LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm, De Joya Griffith, LLC.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS

(d)            Exhibits
Exhibit Number	Description of Exhibit
16.1	Letter from DeJoya Griffith, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BE AT TV, INC.

Date: August 7, 2015
By:
/s/ Brian Davidson
Brian Davidson
President, Chief Executive Officer,
Secretary, Treasurer and Director